                                                                     EXHIBIT 4.1

                   [LOGO OF BRIGHT HORIZONS(R) APPEARS HERE]

                                    BRIGHT
                                  HORIZONS(R)

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



       COMMON STOCK                                         COMMON STOCK

          NUMBER                                                SHARES
     ----------------                                     ----------------

     ----------------                                     ----------------
                                                          SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS

                                                         CUSIP 109190 10 8

--------------------------------------------------------------------------------
  THIS CERTIFIES THAT



  IS THE OWNER OF
--------------------------------------------------------------------------------
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF ONE CENT
                      ($.01) EACH OF THE COMMON STOCK OF


BRIGHT HORIZONS, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the Certificate of Incorporation and By-laws of the Corporation, as the same may be from time to time amended, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and Registered by the Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.

  Dated:


COUNTERSIGNED AND REGISTERED:
          NORWEST BANK MINNESOTA, N.A.
                    TRANSFER AGENT AND REGISTRAR

BY /s/ L M Kaufman
                            AUTHORIZED SIGNATURE



                             BRIGHT HORIZONS, INC.

                                     1997

                                   DELAWARE

/s/ [SIGNATURE APPEARS HERE]                     /s/ [SIGNATURE APPEARS HERE]
          TREASURER                                         PRESIDENT

                             BRIGHT HORIZONS, INC.

The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon request a copy of the full text of the powers, designations, preferences and relative, participating, optional or other rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights, all as set forth in the Certificate of Incorporation and amendments thereto filed with the Secretary of State of the State of Delaware.

     The following abbreviations, when used in the inscription on the face of the certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM - as tenants in common         UNIF GIFT MIN ACT - ______________
       TEN ENT - as tenants by the entireties                         (Cust)
        JT TEN - as joint tenants with right  Custodian ________________________
                 of survivorship and not as                      (Minor)
                 tenants in common
                                              under Uniform Gifts to Minors

                                              Act ______________________________
                                                            (State)

    Additional abbreviations may also be used though not in the above list

     FOR VALUE RECEIVED, _________________________ hereby sells, assigns and transfers unto


       PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------------------

--------------------------------------------------------------------------------
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         Shares
------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------

--------------------------------------------------------------------------------
                                                                       Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ____________________



                       ---------------------------------------------------------
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed;


By
--------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD.15.